SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 11, 2003

(Date of earliest event reported)

MIDDLEBURG FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-24159 (Commission File Number)	54-1696103 (IRS Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of Principal Executive Offices)	20117 (Zip Code)

Registrant’s telephone number, including area code:

(703) 777-6327

Item 5.

Other Events.

The press release issued by the Registrant on September 11, 2003 and attached hereto as Exhibit 99 is incorporated herein by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99

Press Release issued by the Registrant dated September 11, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION

        (Registrant)

Date:  September 11, 2003

By:  /s/ Alice P. Frazier

Alice P. Frazier

Executive Vice President and

   Chief Financial Officer

3

Exhibit Index

Exhibit No.

Description

99

Press release issued by the Registrant on September 11, 2003.